================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         MOUNTAIN BANK HOLDING COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         Mountain Bank Holding Company



                                 April 7, 1997



Dear Shareholders:

     You are cordially invited to attend the annual meeting of shareholders of Mountain Bank Holding Company on April 22, 1997, at 7:00 p.m. at the VFW Hall, 44426 244th Avenue SE, Enumclaw.

     At this meeting you will be asked to elect three directors for a term of three years and to ratify the appointment of accountants for the year 1997.

     A proxy is enclosed with the Notice of Meeting and Proxy Statement. Please indicate your voting instructions and sign, date, and return the proxy promptly in the postage prepaid envelope provided. Whether or not you plan to attend the annual meeting in person, it is important that you return the enclosed proxy so that your shares are voted. A proxy that is returned signed and dated but with no voting instructions will be voted in favor of the matter(s) and, in appropriate circumstances, will enable the Company's management to adjourn the meeting to continue to solicit votes to approve these matters. The proxy may be revoked in writing by the person giving it at any time before it is exercised by notice of such revocation to the Secretary of the Company, or by submitting a proxy having a later date, or by such persons appearing at the meeting and electing to vote in person.

     During the meeting, 1996 activities will be reviewed and the Company's plan for 1997 will be discussed. In addition, we will formally introduce Steve Moergeli, the newly appointed President of Mt. Rainier National Bank.

                                         Sincerely,

                                         /s/ ROY T. BROOKS

                                         Roy T. Brooks
                                         Chairman

                         MOUNTAIN BANK HOLDING COMPANY
                              501 ROOSEVELT AVENUE
                           ENUMCLAW, WASHINGTON 98022

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 22, 1997


To the Shareholders of Mountain Bank Holding Company:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mountain Bank Holding Company (the "Company") will be held at the VFW Hall, located at 44426 244/th/ Avenue SE, Enumclaw, Washington, on Tuesday, April 22, 1997, at 7:00 p.m. local time for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect three (3) Directors to serve for a term of three years or until their successors have been elected and qualified.

     2. RATIFICATION OF ACCOUNTANTS. To ratify the appointment of Knight, Vale & Gregory, Inc., P.S., as the Company's independent auditors for the year ending December 31, 1997; and

     3. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

     Only those shareholders of record at the close of business on March 10, 1997, shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

April 7, 1997                          BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ ROY T. BROOKS

                                       Roy T. Brooks, Chairman of the Board


================================================================================
                            YOUR VOTE IS IMPORTANT
                            ----------------------

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy and return it in the enclosed postage prepaid envelope. Retention of the Proxy is not necessary for admission to the Annual Meeting.
================================================================================

                         MOUNTAIN BANK HOLDING COMPANY

                              501 ROOSEVELT AVENUE

                           ENUMCLAW, WASHINGTON 98022

                                 (360) 825-0100


                                PROXY STATEMENT


     This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about April 7, 1997, for use in connection with the Annual Meeting of Shareholders of Mountain Bank Holding Company (the "Company") to be held on Tuesday, April 22, 1997. Only those shareholders of record at the close of business on March 10, 1997, shall be entitled to vote. The number of shares of the Company's $1.00 par value common stock (the "Common Stock"), outstanding and entitled to vote at the Annual Shareholders' Meeting is 704,398.


     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company.
Solicitation may be made by directors and officers of the Company and its bank subsidiary, Mt. Rainier National Bank (the "Bank"). Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.


     If the enclosed Proxy is duly executed and received in time for the meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the three nominees listed in this Proxy
                                ---
Statement, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held. Shareholders are not entitled to cumulate their votes in the election of directors.

                            BUSINESS OF THE MEETING
                            -----------------------


     There are two matters being presented for consideration by the shareholders at the Annual Meeting.


                             ELECTION OF DIRECTORS
                             ---------------------

GENERAL


     The Company's Restated Articles of Incorporation ("Articles") and Bylaws provide that the number of directors must fall within a range of 5 and 25, the exact number to be determined by an affirmative vote of a majority of the directors or by resolution of the shareholders. The Bylaws also provide that the Board of Directors may fill vacancies created on the Board, within certain limits, provided that the number of directors shall at no time exceed 25.


     Directors are elected for a term of three years and until their successors have been elected and qualified. The Company's Articles require that the terms of the directors be staggered such that approximately one-third of the directors are elected each year. Kenneth S. Borg, whose term would have expired at the 1997 Annual Meeting, resigned from his position as President and Chief Operating Officer and as a director of the Company and as President and Chief Executive Officer of the Bank effective December 17, 1996. Roy T. Brooks, the Company's current Chairman and Chief Executive Officer of the Company has assumed the position of President of the Company. In March 1997, Steve W. Moergeli, who was the Vice-President and Senior Loan Officer of the Bank, was appointed by the Board to serve as President and Chief Executive Officer of the Bank. He was also appointed a director of the Company to serve until the 1997 Annual Meeting of Shareholders.


     In accordance with the above, the Board of Directors has nominated Messrs. Brooks and Moergeli and Ms. Bowen-Hahto for election as directors for three-year terms to expire in the year 2000. If either Messrs. Brooks or Moergeli or Ms. Bowen-Hahto should refuse or be unable to serve, your Proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge that any of the nominees will refuse or be unable to serve.


     Other nominations, if any, may be made only in accordance with the prior notice provisions contained in the Bylaws of the Company.

                    INFORMATION WITH RESPECT TO NOMINEES AND
                    ----------------------------------------
                         DIRECTORS WHOSE TERMS CONTINUE
                         ------------------------------


     The following tables set forth certain information with respect to the nominees for director and for directors whose terms continue. The table below includes their ages, their principal occupations during the past five years, and the year first elected or appointed a director of the Company. The table also indicates the number of shares of Common Stock beneficially owned by each individual on January 31, 1997, and the percentage of Common Stock outstanding on that date that the individual's holdings represented. However, where beneficial ownership was less than one percent of all outstanding shares, the percentage is not reflected in the table.

                                                            SHARES AND
                                                          PERCENTAGE OF
                                                           COMMON STOCK
                                 PRINCIPAL OCCUPATION      BENEFICIALLY
     NAME, AGE AND                OF DIRECTOR DURING       OWNED AS OF
  TENURE AS DIRECTOR               LAST FIVE YEARS       JANUARY 31, 1997
-----------------------------   ----------------------   ----------------
                                                              (1)(2)

            NOMINEES FOR DIRECTOR FOR THREE YEAR TERM EXPIRING 2000
            -------------------------------------------------------

Roy T. Brooks, 56               Chairman and CEO of             25,720 (3)
  Since 1993                    the Company; Chairman                3.63%
                                of the Bank; CEO,
                                Chairman and part
                                owner of Westmark
                                Electronics

Susan K. Bowen-Hahto, 48        President and Owner             15,000 (4)
  Since 1993                    of Travel Line                       2.11%

Steve W. Moergeli, 43           Vice President and                 11,334
  Since 1997                    Senior Loan Officer                  1.59%
                                of the Bank


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO BE
                                                     ---
ELECTED AS DIRECTORS.

(1) Shares held directly with sole voting and sole investment power, unless otherwise indicated.

(2) Share amounts include stock options which are exercisable within 60 days as follows: Mr. Brooks 4,000 shares; Ms. Bowen-Hahto 6,000 shares; Mr. Moergeli 7,000 shares; Mr. Kombol 6,000 shares; Mr. Raeder 6,000 shares; Mr. Van Beek 6,000 shares; Mr. Zurcher 6,000 shares; Mr. Gallagher 6,000 shares; Mr. Garrison 6,000 shares; and Mr. Jones 6,000 shares.

(3)  Includes 3,000 shares held jointly with spouse.

(4) Includes 1,000 shares held jointly with spouse and 1,200 shares held in trusts for the benefit of Ms. Bowen-Hahto's children.

                      DIRECTORS WITH TERM EXPIRING IN 1998
                      ------------------------------------

Barry C. Kombol, 47             Attorney in private practice             12,800
  Since 1993                                                               1.80%

John W. Raeder, 60              Chairman, Universal Refrigeration,       17,753
  Since 1993                    Inc.                                       2.50%

Garrett S. Van Beek, 61         Owner, Van Beek & Sons Dairy           19,715(5)
  Since 1993                                                               2.78%

Hans R. Zurcher, 60             Partner, Zurcher Dairy                   22,914
  Since 1993                                                               3.23%

                     DIRECTORS WITH TERM EXPIRING IN 1999
                     ------------------------------------

Brian W. Gallagher, 47          President and Principal Owner,         15,154(6)
  Since 1993                    Northern Transport, Inc.                   2.13%

Terry L. Garrison, 52           President and Owner, Garrison &        13,314(7)
  Since 1993                    Associates                                 1.87%

Michael K. Jones, Sr., 54       Certified Public Accountant,           24,200(8)
  Since 1993                    Principal Owner, Jones &                   3.41%
                                Associates, Inc., P.S.


(5) Includes 2,743 shares held by Mr. Van Beek's spouse and 2,972 held jointly with his spouse.

(6) Includes 2,278 held jointly with Mr. Gallagher's spouse and 1,386 shares held in trust for the benefit of Mr. Gallagher's children.

(7) Includes 314 shares held in a trust for the benefit of Mr. Garrison's children.

(8) Includes 4,000 shares held by Mr. Jones' spouse and 2,200 shares held in trusts for the benefit of Mr. Jones' children.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
---------------------------------------------------------------

     The following sets forth information concerning the Board of Directors and Committees of the Company during the fiscal year ended 1996.

BOARD OF DIRECTORS

     The Company held fourteen (14) Board meetings in 1996. Each director attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees on which he or she served.

CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company have established an Executive and an Audit Committee. When the need arose the full Board served as the Nominating Committee and the Compensation Committee.

     Audit Committee. The main function of the Audit Committee includes
     ---------------
reviewing the plan, scope, and audit results of the independent auditors, as well as reviewing and approving the services of the independent auditors. The Audit Committee reviews or causes to be reviewed the reports of bank regulatory authorities and reports its conclusions to the Board of Directors. The Audit Committee also reviews procedures with respect to the Company's records and its business practices, and reviews the adequacy and implementation of the internal auditing, accounting and financial controls. The Committee held six (6) meetings during the year. For fiscal 1996, members of the Audit Committee consisted of Messrs. Kombol (Chairperson), Brooks, and Raeder.

     Executive Committee.  In addition to the above Committees, the Company has
     -------------------
established an Executive Committee. The main function of the Executive Committee is to establish the agenda for the Company's Board of Directors meeting, to receive reports from the Executive Officers regarding their activities and the implementation of the Company's business plan, and to ensure the Company's strategic planning process is being followed. The Committee held two (2) meetings during the year. For the fiscal year 1996, members of the Executive Committee consisted of Messrs. Brooks (Chairman), Gallagher, Garrison, Kombol and Van Beek.

COMPENSATION OF DIRECTORS

     The Company and the Bank have established a program by which non-employee directors receive compensation as follows:

     Company.  The Directors receive no retainers, nor fees for meetings
     -------
attended.

     Bank.  The Chairman of the Board receives no separate compensation for
     ----
serving as Chairman; each non-employee Director (other than the Chairman) receives an annual retainer of $6,000; and each non-employee committee member (other than the Chairman of the Board) receives a fee of $50.00 for each meeting attended.

1990 DIRECTOR STOCK OPTION PLAN

     At the first Annual Meeting of Shareholders of the Bank, the shareholders approved the 1990 Director Stock Option Plan (the "Director Plan"). The Director Plan has been assumed and adopted by the Company. Under the terms of the Director Plan, an outside director is granted an option to purchase 6,000 shares of Common Stock upon his or her initial election to the Board of Directors at an exercise price equal to the fair market value of such shares on the date of grant. The options are exercisable on a cumulative basis in annual installments of 33% each on the third, fourth and fifth anniversary of the date of grant. The service as a director must be continuous for such vesting to occur.

     A total of 60,000 shares of the Company's Common Stock may be issued under the Director Plan. Options to purchase 54,000 at $5.00 per share were issued on June 13, 1990, and expire on June 13, 2005. All options are presently exercised or exercisable. No option can be exercised after the expiration of 15 years from the date of grant.

                             EXECUTIVE COMPENSATION
                             ----------------------

     The following table sets forth a summary of certain information concerning compensation awarded to or paid by the Company for services rendered in all capacities, during the last three fiscal years to the Chief Executive Officer and the most highly compensated executive officers of the Company, whose total compensation during the last fiscal year exceeded $100,000.

====================================================================================================================================

              NAME AND              |  YEAR   |                                     |       LONG TERM           |       ALL OTHER
         PRINCIPAL POSITION         |         |          ANNUAL COMPENSATION        |       COMPENSATION        |       COMPENSATION
                                    |         |                                     |                           |
                                    |         |-------------------------------------|---------------------------|
                                    |         |            |         |     OTHER    |   AWARDS    |   PAYOUTS   |
                                    |         |            |         |     ANNUAL   |             |             |
                                    |         |   SALARY   |  BONUS  | COMPENSATION |             |             |
                                    |         |            |    (2)  |      (3)     |             |             |
                                    |         |            |         |              |-------------|-------------|
                                    |         |            |         |              |   OPTIONS   |LTIP PAYOUTS |
-----------------------------------------------------------------------------------------------------------------------------------

Kenneth S. Borg (1) President and       1996   $   84,908      $ 0     $155,000 (4)         0              0              $1,772 (5)

 Chief Operating Officer                1995   $   80,200      $ 0                          0              0              $1,389
                                        1994   $   76,387      $ 0                          0              0              $  186
-----------------------------------------------------------------------------------------------------------------------------------

Roy T. Brooks, Chairman and Chief       1996   $   42,000 (6)  $ 0     $      0             0              0              $    0
 Executive Officer                                             $ 0
                                                               $ 0
===================================================================================================================================

(1) Effective December 17, 1996, Mr. Borg resigned his position as President and COO of the Company. Mr. Brooks, Chairman of the Board and CEO assumed the position of President of the Company.

(2) Includes bonuses paid or to be paid during the subsequent year but attributable to the year indicated.

(3) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of company-owned automobiles and the payment of certain club dues. In the opinion of management, the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 1996, did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(4) Pursuant to the terms of a Settlement Agreement between the Company and Mr. Borg, Mr. Borg will receive a settlement payment of $155,000, including benefits, and annual salary for a period between January 15, 1997, to May 15, 1997. (See Settlement Agreement).

(5) Includes 401(k) Plan contribution in the amount of $1,586 and life insurance premium in the amount of $186 paid by the Company on behalf of Mr. Borg for the year ended 1996.

(6) Mr. Brooks received monthly compensation of $3,500 for his duties as a consultant to the Company and the Bank. Effective December 17, 1996, Mr. Brooks took over the duties of Chief Executive Officer and President of the Bank. The amount shown does not include, nor did Mr. Brooks receive in 1996, any additional compensation for serving in these capacities.


STOCK OPTIONS

     No options were granted to any of the named executive officers during the fiscal year 1996.

     Option Exercises. The following table sets forth certain information concerning exercises of stock options pursuant to stock option plans by the named executive officers during the year ended December 31, 1996 and stock options held at year end.

                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                      AND YEAR END OPTION VALUES
=======================================================================================================
               |       SHARES    |            |          NUMBER OF          |           VALUE OF
               |     ACQUIRED ON |   VALUE    |         UNEXERCISED         |    UNEXERCISED OPTIONS AT
       NAME    |      EXERCISE   |  REALIZED  |     OPTIONS AT YEAR END     |         YEAR END (1)
               |                 |            | ----------------------------|----------------------------
               |                 |            | EXERCISABLE | UNEXERCISABLE | EXERCISABLE | UNEXERCISABLE
-------------------------------------------------------------------------------------------------------
Roy T. Brooks            --           --           4,000              --      $ 26,000              --
Kenneth S. Borg          --           --          20,000              --      $130,000              --
=======================================================================================================

(1) On December 31, 1996, the closing price of Common Stock was $11.50. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.


1990 EMPLOYEE STOCK OPTION PLAN

     At the first Annual Meeting of Shareholders of the Bank, the shareholders approved the 1990 Employee Stock Option Plan (the "Employee Plan"). The Employee Plan has been assumed and adopted by the Company. Under the terms of the Employee Plan, both incentive and non-qualified options may be granted to key employees of the Bank. The exercise price of the options may not be less than 100% of the fair market value of the shares of the Company on the date in which the option is granted. In general, an incentive stock option may be exercised during a period of not more than 10 years from the date of grant, although a shorter period may be specified, and in such amounts as the Board may determine. A non-qualified stock option may be exercised during the period specified by the Board. The Board has the authority to thereafter accelerate the period within which any option may be exercised.

     A total of 60,000 shares may be issued under the Employee Plan. At December 31, 1996, there were outstanding options to purchase 51,332 shares of the Company's Common Stock and 8,668 shares remain available under the Employee Plan for future grant.

SETTLEMENT AGREEMENT

     As previously stated, effective December 17, 1996, the Board of Directors accepted the resignation of Kenneth S. Borg, the President and Chief Operating Officer of the Company. Mr. Borg had served as President and Chief Executive Officer of the Bank since its opening in July 1990. In connection with his departure, the Company and Mr. Borg entered into a Settlement Agreement which generally provides that Mr. Borg receive certain benefits, including the payment of Mr. Borg's salary (as stated above for Mr. Borg) for the period beginning January 15, 1997, and ending May 15, 1997, payable at his 1996 salary rate and, as permissible, medical benefits.

     The Settlement Agreement prohibits Mr. Borg for a period of three years from competing with the Company or the Bank in the Washington communities of Auburn, Buckley, Bonney Lake, Black Diamond, Enumclaw, Maple Valley and the Covington area. In exchange for this commitment, Mr. Borg will receive the sum of $155,000 payable as follows: $75,000 upon compliance with certain terms specified in the Settlement Agreement and $80,000 payable on January 15, 1998. As part of the Settlement Agreement, Mr. Borg also agreed to relinquish his right to exercise the stock options previously granted by the Company.

DEFERRED COMPENSATION PLANS

     In 1993, the Bank established a deferred compensation agreement with a Director under which the Director may defer his Director's fees. The Bank has also purchased a whole-life insurance policy which may be used to fund benefits under the deferred compensation agreement.

401(k) PLAN

     The Company's 401(k) Plan allows for pre-tax employee contributions up to IRS maximum limits with a Company match of 50% of the first 6% of employee contribution. Employee elective contributions are 100% vested at all times. Matching contributions have a two year vesting schedule, and beginning the third year, are 100% vested.

     As a result of the tax qualification of the 401(k) Plan, employees are not subject to federal or state income taxation on the employee elective contributions, employer contributions or earnings thereon until those amounts are distributed from the 401(k) Plan, although the Company continues to receive a compensation expense deduction for compensation paid.

EMPLOYEE STOCK PURCHASE PLAN

     In order to incent and facilitate the purchase of Company Common Stock by employees, the Board adopted and shareholders approved at the 1996 Annual Meeting, the 1995 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan makes available 20,000 shares of Company Common Stock for purchase by eligible employees through a payroll deduction method. The purchase price is the lower of the market price of the Company's Common Stock at the beginning or end of the plan year.

                         SECURITY OWNERSHIP OF CERTAIN
                         ------------------------------
                        BENEFICIAL OWNERS AND MANAGEMENT
                        --------------------------------

     The following table provides information concerning certain executive officers named in the compensation table and all executive officers and directors of the Company as a group. The Company is not aware of any person who at December 31, 1996, beneficially owned more than five percent of its outstanding Common Stock.

                                                         SHARES AND PERCENTAGE
                                    RELATIONSHIP            OF COMMON STOCK
NAME, ADDRESS AND AGE             WITH THE COMPANY      BENEFICIALLY OWNED*(1)
-----------------------------   ---------------------   -----------------------
Sheila M. Brumley, 41           Secretary to the              [8,268 (1.16%)]
 5706 114th Avenue Ct. E.       Board of the
 Puyallup, WA  98372            Company, Senior Vice
                                President and
                                Cashier of the Bank

Steven W. Moergeli, 43          Vice President and           [11,334 (1.59%)]
 39703 253rd Avenue SE          Senior Loan Officer
 Enumclaw, WA  98022            of the Bank

Directors and executive                                      186,172 (26.21%)
 officers as a group (eleven
 (11))

*    Unless otherwise noted, all shares owned represent less than one percent.

(1) Share amounts include options which are exercisable within 60 days as follows: Ms. Brumley 7,000 shares and Mr. Moergeli 7,000 shares.


                          TRANSACTIONS WITH MANAGEMENT
                          ----------------------------

     Various of the directors and officers of the Company, members of their immediate families, and firms in which they had an interest were customers of and had transactions with the Subsidiary Banks during 1996 in the ordinary course of business. Similar transactions may be expected to take place in the ordinary course of business in the future. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not, in the opinion of management, involve more than the normal risk of collectibility nor present other unfavorable features.

     Mr. Brooks, Chairman of the Board and Chief Executive Officer of the Company, serves as a consultant to the Company and the Bank, for which he received $3,500 a month in compensation. Following Mr. Borg's resignation in December 1996, Mr. Brooks assumed the duties of President of the Company, for which no additional compensation has been paid to date.

               COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS
               -------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Section 16(a)") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of the Company's Securities. The Company has adopted procedures to assist its directors and executive officers in complying with the
Section 16(a) filings.

     Based solely upon the Company's review of the copies of the filings which it received with respect to the fiscal year ended December 31, 1996, or written representations from certain reporting persons, the Company believes that all reporting persons made all filings required by Section 16(a) on a timely basis.


              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     At the Annual Meeting, stockholders of the Company will be asked to ratify the appointment of Knight, Vale & Gregory, Inc., P.S., as the Company's independent auditors for the year ending December 31, 1997. This appointment was recommended by the Audit Committee of the Bank and approved by the Board of Directors of the Company and the Bank. If the stockholders of the Company do not ratify the appointment of Knight, Vale & Gregory, Inc., P.S., the appointment will be reconsidered by the Board of Directors of the Company.

     Knight, Vale & Gregory, Inc., P.S. has audited the Company since its formation and the Bank for many years. Audit services performed by Knight, Vale & Gregory, Inc., P.S. include examinations of the financial statements of the Company, limited reviews of interim financial information, services related to filings with regulatory authorities and consultations on matters related to accounting and financial reporting.

     A representative of Knight, Vale & Gregory, Inc., P.S. will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR RATIFICATION OF KNIGHT, VALE & GREGORY, INC., P.S. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THIS PROPOSAL.

                                 OTHER BUSINESS
                                 --------------

     The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

     At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS
                  --------------------------------------------

     Proposals of shareholders intended to be presented at the 1998 Annual Shareholders' Meeting must be received by the Secretary of the Company prior to December 1, 1997, for inclusion in the 1998 Proxy Statement and form of proxy.

                         ANNUAL REPORT TO SHAREHOLDERS
                         -----------------------------

     ANY SHAREHOLDER MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 FOR THE YEAR ENDED DECEMBER 31, 1996, INCLUDING FINANCIAL STATEMENTS. Written requests for the Form 10-KSB should be addressed to Sheila Brumley, Cashier, Mountain Bank Holding Company, 501 Roosevelt Avenue, Enumclaw, Washington 98022.


April 7, 1997                 BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ ROY T. BROOKS

                              Roy T. Brooks, Chairman of the Board

                         MOUNTAIN BANK HOLDING COMPANY

                                     PROXY

                      PLEASE SIGN AND RETURN IMMEDIATELY
                      ----------------------------------

          This Proxy Is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Susan K. Bowen-Hahto and Garrett S. Van Beek and each of them (with full power to act alone) as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Mountain Bank Holding Company held of record by the undersigned on March 10, 1997, at the annual meeting of shareholders to be held on April 22, 1997, or any adjournment of such Meeting.


1.   ELECTION OF DIRECTORS

     A. I vote FOR all nominees listed below (except as marked to the contrary below) [_]

     B. I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below [_]


           Roy T. Brooks        Susan K. Bowen-Hahto        Steve W. Moergeli


2. RATIFICATION OF INDEPENDENT AUDITORS. Ratification of the appointment of Knight, Vale & Gregory, Inc., P.S., as the Company's independent auditors for the year ending December 31, 1997.

          FOR  [_]         AGAINST  [_]           ABSTAIN  [_]

3. WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournment thereof.


     THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSITIONS LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST OR AN ABSTENTION IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.


     Management knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly presented at the Meeting, this Proxy will be voted in accordance with the recommendations of management.

    The Board of Directors recommends a vote "FOR" the listed propositions.

                                    ___________________________________, 1997

                                    _________________________________________

                                    _________________________________________
                                    WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                    ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                    PLEASE GIVE FULL TITLE.  IF MORE
                                    THAN ONE TRUSTEE, ALL SHOULD SIGN.
                                    ALL JOINT OWNERS MUST SIGN.